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                             POWER OF ATTORNEY



	KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Robert S. Whitehead and Terence E. McMorrow, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to do the following:


	(1)	execute a registration statement of Trega Biosciences, Inc., a
Delaware corporation ("Trega"), which registration statement registers 1,100,000 shares of common stock of Trega (and related plan interests, if any) for issuance pursuant to the Amended and Restated 1996 Stock
Incentive Plan of Trega, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC"); and

	(2)	execute any supplement or amendment to the foregoing, and to file the same, with exhibits thereto and other documents in connection therewith, with the SEC;


granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitute or
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substitutes may lawfully do or cause to be done by virtue hereof.


Dated: April 23, 1997	                /s/ Robert S. Whitehead
                                      -----------------------
					                                 Robert S. Whitehead


Dated:
                                      -----------------------
                                 					Terence E. McMorrow


Dated: April 23, 1997	                /s/ James C. Blair
                                      -----------------------
					                                 James C. Blair


Dated: April 24, 1997                	/s/ William T. Comer
                                      -----------------------
                                 					William T. Comer


Dated: April 23, 1997	                /s/ Gregory J. Forrest
                                      -----------------------
                                 					Gregory J. Forrest


Dated: April 23, 1997	                /s/ Cam L. Garner
					                                 -----------------------
                                      Cam L. Garner


Dated: April 23, 1997	                /s/ Richard A. Houghten
                                      -----------------------
 					                                Richard A. Houghten


Dated: April 23, 1997	                /s/ Harry D. Lambert
                                      -----------------------
                                      Harry D. Lambert

Dated: April 23, 1997	                /s/ Harvey S. Sadow
                                      -----------------------
					                                 Harvey S. Sadow


Dated: April 24, 1997	                /s/ Ronald R. Tuttle
                                      -----------------------
                                      Ronald R. Tuttle